UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 22, 2019

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado		80112
(Address of principal executive offices)		(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Shares, without par value	UPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2019, Ultra Petroleum Corp. (the “Company”) held its combined 2019 and 2018 Annual and Special Meeting of Shareholders (the “Annual Meeting”). The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see our Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 12, 2019.

Proposal 1 — Amendment to the Articles of the Company to Increase the Minimum Number of Directors to Three and the Maximum Number of Directors to Nine

The amendment to the Articles of the Company to increase the minimum number of directors on the Company’s Board of Directors (the “Board”) to three and the maximum number of directors to nine was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
96,058,646	6,829,250	103,664	56,647,303

Proposal 2 — Election of Directors

Sylvia K. Barnes was elected to serve, and each of Neal P. Goldman, Brad Johnson, Michael J. Keeffe, Evan S. Lederman, Stephen J. McDaniel, Alan J. Mintz and Edward A. Scoggins, Jr. were elected to continue to serve, as the Company’s directors until the Company’s next annual meeting. The voting results regarding the persons elected to serve as directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
Sylvia K. Barnes	100,325,049	2,666,511	56,647,303
Neal P. Goldman	87,015,728	15,975,832	56,647,303
Brad Johnson	100,163,418	2,828,142	56,647,303
Michael J. Keeffe	97,222,527	5,769,033	56,647,303
Evan S. Lederman	86,972,778	16,016,782	56,649,303
Stephen J. McDaniel	100,155,852	2,835,708	56,647,303
Alan J. Mintz	99,146,059	3,845,501	56,647,303
Edward A. Scoggins, Jr.	94,085,900	8,905,660	56,647,303

Proposal 3 — Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm until the close of the Company’s next annual meeting of shareholders, and the authorization for the directors to fix their remuneration, was approved. The voting results were as follows:

For	Withhold	Broker Non-Votes
158,625,796	1,013,063	4

Proposal 4 — Approval and Ratification of Amended and Restated Stock Incentive Plan

The Ultra Petroleum Corp. 2017 Stock Incentive Plan, as amended and restated June 8, 2018, was approved and ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
93,572,916	8,863,194	555,450	56,647,303

Proposal 5 — Advisory Vote to Approve Executive Compensation

The compensation of the Company’s named executive officers was approved on an advisory, non-binding basis. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
78,502,263	23,959,073	530,224	56,647,303

Proposal 6 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The frequency with which shareholders shall have an advisory vote on the compensation of the Company’s named executive officers was determined, on an advisory, non-binding basis, to be every one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
100,604,006	311,228	1,882,851	193,475	56,647,303

Proposal 7 — Amendment to Articles of the Company to Remove the Limitation on the Number of Authorized Common Shares

The amendment to the Articles of the Company to remove the limitation on the number of authorized common shares was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
77,540,413	25,352,667	98,480	56,647,303

Proposal 8 — Amendment to Articles of the Company to Remove Inapplicable Provisions

The amendment to the Articles of the Company to remove provisions related to the Company’s emergence from bankruptcy that, as of the date of the Annual Meeting, no longer applied to the Company, was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
149,181,754	9,703,121	753,988	—

Proposal 9 — Confirmation of the Amended Bylaws to Permit the Separation of the Roles of Chairman of the Board and Chief Executive Officer

As previously disclosed, on March 8, 2018, the Board adopted the Second Amended and Restated Bylaw No. 1 of the Company (the “Amended Bylaws”), which amended and restated the Amended and Restated Bylaw No. 1 of the Company, dated April 12, 2017, solely to permit the separation of the roles of Chairman of the Board and Chief Executive Officer. In accordance with the Yukon Business Corporations Act, the Board submitted the Amended Bylaws to shareholders at the Annual Meeting for confirmation, rejection or amendment, and the Amended Bylaws were confirmed. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
98,648,354	4,203,225	139,981	56,647,303

Item 8.01.	Other Events.

On May 24, 2019, the Company issued a press release announcing the extension of the early participation date and withdrawal deadline in connection with the Company’s previously announced offer to exchange Ultra Resources, Inc.’s outstanding 7.125% Senior Notes due 2025 for new 9.00% Cash / 2.50% PIK Senior Secured Third Lien Notes due 2024 (the “Third Lien Notes”).

The Third Lien Notes have not been and will not be registered under the Securities Act or under the securities laws of any state or other jurisdiction. The Third Lien Notes may not be offered or sold in the United States or Canada or to or for the account or benefit of any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act or to the registration and prospectus requirements under applicable securities laws in Canada.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statement, including any opinions, forecasts, projections or other statements, other than statements of historical fact, are or may be forward-looking statements. Although the Company believes the expectations reflected in any forward-looking statements herein are reasonable, the Company can give no assurance that such expectations will prove to have been correct and actual results may differ materially from those projected or reflected in such statements. Certain risks and uncertainties inherent in the Company’s business as well as risks and uncertainties related to its operational and financial results are set forth in its filings with the SEC, particularly in the section entitled “Risk Factors” included in the Company’s Annual Report on Form 10-K for the most recent fiscal year, its most recent Quarterly Reports on Form 10-Q, and from time to time in other filings made by the Company with the SEC. Some of these risks and uncertainties include, but are not limited to, the Company’s ability to decrease its leverage or fixed charges, increased competition, the timing and extent of changes in prices for oil and gas, particularly in the areas where the Company owns properties, conducts operations, and markets its production, as well as the timing and extent of the Company’s success in discovering, developing, producing and estimating oil and gas reserves, the Company’s ability to successfully monetize the properties it is marketing, weather and government regulation, and the availability of oil field services, personnel and equipment. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Ultra Petroleum Corp., dated May 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2019

ULTRA PETROLEUM CORP.

By:	/s/ Kason D. Kerr
Name:	Kason D. Kerr
Title:	Vice President, General Counsel and Corporate Secretary